STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2002-4

Distribution Number	17
Beginning Date of Collection Period	01-Mar-04
End Date of Collection Period	31-Mar-04
Payment Date	20-Apr-04
Previous Payment Date	22-Mar-04

Funds Reconciliation
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	32,608,113.90
Available Payment Amount	32,473,311.39
Principal Collections	29,326,074.00
Interest Collections (net of servicing fee)	3,147,237.39
Collections of Interest (net of servicing fee and principal recoveries)	3,143,995.06
Servicing Fee	194,210.51
Principal recoveries	3,242.33
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Amounts, if any	0.00

Payments	32,608,113.90
Interest Paid to Notes	509,649.37
Principal Paid to Notes	31,904,254.02
Servicing Fee	194,210.51
Ownership Interest	-

Pool Balance
Beginning Pool Balance	466,105,229.08
Principal Collections (including repurchases)	29,326,074.00
Charge Off Amount	(268,147.46)
Ending Pool Balance	436,511,007.62

Collateral Performance
Cash Yield (% of beginning balance)	8.59%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.68%
Net Yield	7.91%
Cumulative Realized Losses	(2,015,440.59)
Cumulative Loss Percentage	0.23%

Delinquent Home Equity Loans
One Payment principal balance of Home Equity Loans	8,073,719.39
One Payment number of Home Equity Loans	71
Two Payments principal balance of Home Equity Loans	3,029,766.85
Two Payments number of Home Equity Loans	28
Three Payments + principal balance of Home Equity Loans	13,083,052.71
Three Payments + number of Home Equity Loans	138
Three Payment Plus Delinquency Percentage	3.00%
Three Payment Plus Rolling Average	2.76%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	34
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	2,465,324
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)	4,893
Number of Home Equity Loans outstanding (Ending of Collection Period)	4,630
Principal balance of REO as of the end of the collection period	2,397,412.50
Number of loans that went into REO during the collection period	6
Principal balance of loans that went into REO during the collection period	750,341.23

Overcollateralization
Begin Overcollateralization Amount	80,331,950.13
Overcollateralization Release Amount	0.00
Distributable Excess Cashflow	2,578,180.02
Additional Principal Reduction Amount	(268,147.46)
End Overcollateralization Amount	82,641,982.69

Target Overcollateralization Amount	84,446,938.45
Interim Overcollateralization Amount	80,063,802.67
Interim Overcollateralization Deficiency	4,383,135.78

Excess Cashflow	2,578,180.02

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Balance as Percent of Total Original Note Principal Amount	41.80%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	38.285344
2. Principal Distribution per $1,000	37.683377
3. Interest Distribution per $1,000	0.601967

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	1.09000%
2. Formula Rate (1-mo. Libor plus 55 bps)	1.64000%
3. Available Funds Cap	11.27317%
4. Note Rate	1.64000%
5. Days in Accrual Period	29

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	509,649.37
7. Current Interest and Interest Carry forward Amount paid	509,649.37
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	385,773,278.95
2. Principal Payment Amount paid	29,326,074.00
3. Distributable Excess Cashflow paid	2,578,180.02
4. Note Principal Amount, after payments	353,869,024.93

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.4179687
6. Note Principal Amount as a % of the Pool Balance, after payments	0.8106761

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of November 14, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, the Trust, Household Finance Corporation, the Master Servicer and
Bank One, National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1 Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2 Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4 This Servicing Certificate relates to the Distribution Date occurring on April 20, 2004

5 As of the date hereof, to the best knowledge of the undersigned, the
Master Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the
Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer